                                                                EXHIBIT 12



                              LUTHERAN BROTHERHOOD

                         LB VARIABLE INSURANCE ACCOUNT I

                              POWER OF ATTORNEY OF
                             DIRECTORS AND OFFICERS


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of LUTHERAN BROTHERHOOD, a fraternal benefit society organized under the laws of the state of Minnesota (the "Society"), the Depositor of LB VARIABLE INSURANCE ACCOUNT I, does hereby make, constitute and appoint David J. Larson, Otis F. Hilbert, James M. Odland, and Randall
L. Wetherille, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to an Exemptive Order Application, Registration Statement or Registration Statements, on Form S-6 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Society, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


               IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of July, 1993.


/s/ROBERT O. BLOMQUIST                    Director
-------------------------------
Robert O. Blomquist

                              LUTHERAN BROTHERHOOD

                         LB VARIABLE INSURANCE ACCOUNT I

                              POWER OF ATTORNEY OF
                             DIRECTORS AND OFFICERS


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of LUTHERAN BROTHERHOOD, a fraternal benefit society organized under the laws of the state of Minnesota (the "Society"), the Depositor of LB VARIABLE INSURANCE ACCOUNT I, does hereby make, constitute and appoint David J. Larson, Otis F. Hilbert, James M. Odland, and Randall
L. Wetherille, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to an Exemptive Order Application, Registration Statement or Registration Statements, on Form S-6 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Society, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


               IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of July, 1993.


/s/RICHARD W. DUESENBERG                 Director
-------------------------------
Richard W. Duesenberg

                              LUTHERAN BROTHERHOOD

                         LB VARIABLE INSURANCE ACCOUNT I

                              POWER OF ATTORNEY OF
                             DIRECTORS AND OFFICERS


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of LUTHERAN BROTHERHOOD, a fraternal benefit society organized under the laws of the state of Minnesota (the "Society"), the Depositor of LB VARIABLE INSURANCE ACCOUNT I, does hereby make, constitute and appoint David J. Larson, Otis F. Hilbert, James M. Odland, and Randall
L. Wetherille, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to an Exemptive Order Application, Registration Statement or Registration Statements, on Form S-6 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Society, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


               IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of July, 1993.


/s/ROBERT P. GANDRUD                      Director
-------------------------------
Robert P. Gandrud

                              LUTHERAN BROTHERHOOD

                         LB VARIABLE INSURANCE ACCOUNT I

                              POWER OF ATTORNEY OF
                             DIRECTORS AND OFFICERS


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of LUTHERAN BROTHERHOOD, a fraternal benefit society organized under the laws of the state of Minnesota (the "Society"), the Depositor of LB VARIABLE INSURANCE ACCOUNT I, does hereby make, constitute and appoint David J. Larson, Otis F. Hilbert, James M. Odland, and Randall
L. Wetherille, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to an Exemptive Order Application, Registration Statement or Registration Statements, on Form S-6 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Society, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


               IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of July, 1993.


/s/WILLIAM R. HALLING                      Director
-------------------------------
William R. Halling

                              LUTHERAN BROTHERHOOD

                         LB VARIABLE INSURANCE ACCOUNT I

                              POWER OF ATTORNEY OF
                             DIRECTORS AND OFFICERS


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of LUTHERAN BROTHERHOOD, a fraternal benefit society organized under the laws of the state of Minnesota (the "Society"), the Depositor of LB VARIABLE INSURANCE ACCOUNT I, does hereby make, constitute and appoint David J. Larson, Otis F. Hilbert, James M. Odland, and Randall
L. Wetherille, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to an Exemptive Order Application, Registration Statement or Registration Statements, on Form S-6 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Society, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


               IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of July, 1993.


/s/HERBERT D. IHLE                      Director
-------------------------------
Herbert D. Ihle

                              LUTHERAN BROTHERHOOD

                         LB VARIABLE INSURANCE ACCOUNT I

                              POWER OF ATTORNEY OF
                             DIRECTORS AND OFFICERS


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of LUTHERAN BROTHERHOOD, a fraternal benefit society organized under the laws of the state of Minnesota (the "Society"), the Depositor of LB VARIABLE INSURANCE ACCOUNT I, does hereby make, constitute and appoint David J. Larson, Otis F. Hilbert, James M. Odland, and Randall
L. Wetherille, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to an Exemptive Order Application, Registration Statement or Registration Statements, on Form S-6 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Society, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


               IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of July, 1993.


/s/RICHARD KESSLER                   Director
-------------------------------
Richard Kessler

                              LUTHERAN BROTHERHOOD

                         LB VARIABLE INSURANCE ACCOUNT I

                              POWER OF ATTORNEY OF
                             DIRECTORS AND OFFICERS


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of LUTHERAN BROTHERHOOD, a fraternal benefit society organized under the laws of the state of Minnesota (the "Society"), the Depositor of LB VARIABLE INSURANCE ACCOUNT I, does hereby make, constitute and appoint David J. Larson, Otis F. Hilbert, James M. Odland, and Randall
L. Wetherille, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to an Exemptive Order Application, Registration Statement or Registration Statements, on Form S-6 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Society, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


               IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of July, 1993.


/s/JUDITH K. LARSEN                      Director
-------------------------------
Dr. Judith K. Larsen

                              LUTHERAN BROTHERHOOD

                         LB VARIABLE INSURANCE ACCOUNT I

                              POWER OF ATTORNEY OF
                             DIRECTORS AND OFFICERS


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of LUTHERAN BROTHERHOOD, a fraternal benefit society organized under the laws of the state of Minnesota (the "Society"), the Depositor of LB VARIABLE INSURANCE ACCOUNT I, does hereby make, constitute and appoint David J. Larson, Otis F. Hilbert, James M. Odland, and Randall
L. Wetherille, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to an Exemptive Order Application, Registration Statement or Registration Statements, on Form S-6 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Society, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


               IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of July, 1993.


/s/JOHN P. MCDANIEL                      Director
-------------------------------
John P. McDaniel

                              LUTHERAN BROTHERHOOD

                         LB VARIABLE INSURANCE ACCOUNT I

                              POWER OF ATTORNEY OF
                             DIRECTORS AND OFFICERS


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of LUTHERAN BROTHERHOOD, a fraternal benefit society organized under the laws of the state of Minnesota (the "Society"), the Depositor of LB VARIABLE INSURANCE ACCOUNT I, does hereby make, constitute and appoint David J. Larson, Otis F. Hilbert, James M. Odland, and Randall
L. Wetherille, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to an Exemptive Order Application, Registration Statement or Registration Statements, on Form S-6 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Society, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


               IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of July, 1993.


/s/DR. MARY ELLEN H. SCHMIDER              Director
-------------------------------
Dr. Mary Ellen Schmider

                             LUTHERAN BROTHERHOOD

                         LB VARIABLE INSURANCE ACCOUNT I

                              POWER OF ATTORNEY OF
                             DIRECTORS AND OFFICERS


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of LUTHERAN BROTHERHOOD, a fraternal benefit society organized under the laws of the state of Minnesota (the "Society"), the Depositor of LB VARIABLE INSURANCE ACCOUNT I, does hereby make, constitute and appoint David J. Larson, Otis F. Hilbert, James M. Odland, and Randall
L. Wetherille, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Society to an Exemptive Order Application, Registration Statement or Registration Statements, on Form S-6 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Society, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


               IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 28th day of February, 1995.


/s/BOBBY I. GRIFFIN                    Director
-------------------------------
Bobby I. Griffin








#20772